August 2018 SAUNDRA PELLETIER, CEO NASDAQ: EVFM Exhibit 99.1

This
presentation
contains
forward
looking
statements
within
the
meaning
of
The
Private
Securities
Litigation
Reform
Act
of
1995
and
other
federal
securities
laws.
In
some
cases,
you
can
identify
forward
looking
statements
by
terms
such
as
“may,”
”will,”
“should,”
“expect,”
“plan,”
“aim,”
“anticipate,”
“strategy,”
“designed,”
“suggest,”
“currently,”
“could,”
“intend,”
“target,”
“project,”
“contemplate,”
“believe,”
“estimate,”
“predict,”
“potential”
or
“continue”
or
the
negative
of
these
terms
or
other
similar
expressions.
The
forward
looking
statements
of
this
presentation
are
only
predictions
and
are
subject
to
a
number
of
risks,
uncertainties
and
assumptions,
including,
without
limitation
risks
and
uncertainties
relating
to:
the
outcome
or
success
of
Evofem’s
clinical
trials;
Evofem’s
ability
to
obtain
the
necessary
regulatory
approvals
for
its
product
candidates,
including
approval
from
the
U.S.
Food
and
Drug
Administration
for
the
use
of
Amphora
®
as
a
contraceptive,
and
the
timing
of
such
approvals;
the
rate
and
degree
of
market
acceptance
of
Amphora
®
;
Evofem’s
ability
to
successfully
commercialize
Amphora
®
and
its
ability
to
develop
sales
and
marketing
capabilities;
Evofem’s
ability
to
maintain
and
protect
its
intellectual
property;
Evofem’s
ability
to
raise
additional
capital
when
needed
and
to
rely
on
existing
cash
reserves
to
fund
its
current
development
plans
and
operations;
Evofem’s
reliance
on
third
party
providers,
such
as
third
party
manufacturers
and
clinical
research
organizations;
the
absence
of
any
adverse
events
or
side
effects
relating
to
the
use
of
Amphora
®
;
Evofem’s
ability
to
retain
members
of
its
management
and
other
key
personnel;
and
other
risk
factors
detailed
in
Evofem’s
filings
from
time
to
time
with
the
U.S.
Securities
and
Exchange
Commission.
The
forward
looking
statements
in
this
presentation
represent
Evofem’s
views
only
as
of
the
date
of
this
presentation,
August
8,
2018,
and
Evofem
undertakes
no
obligation
to
update
or
review
any
forward
looking
statement,
whether
as
a
result
of
new
information,
future
developments
or
otherwise,
except
as
required
by
law.
Disclaimer

•
Clinical-stage biopharmaceutical company
•
Committed to discovery, development and commercialization of innovative women’s health pharmaceuticals
•
Lead product candidate Amphora
®
is a non-hormonal, on-demand, woman-
controlled vaginal gel
•
Phase 3 confirmatory study in contraception
•
Phase 2b study for the prevention of chlamydia
•
Accomplished executive leadership team with more than 80 years of combined experience in women’s healthcare
•
Located in San Diego, CA
Company Overview

Leadership Headlines
“
Globally experienced pharmaceutical executive with 25+ years of management experience in women’s health, raising capital,
and launching brands”
“25 years of experience in accounting and finance with over
$600M in equity and debt offerings in the biotech
and biopharma industries”
“Board-certified OB/GYN with ~20 years of medical oversight in women’s health who served as the Medical Officer
with W.H.O. and the IPPF”
“26 years of global marketing & sales experience with experiencing launching over
6 prescription and OTC brands worldwide that today bring in as much $1.2B annually”
4
Saundra Pelletier
Chief Executive Officer
Jay File
Chief Financial Officer
Kelly Culwell, M.D.
Chief Medical Officer
Russell Barrans
Chief Commercial Officer

Amphora -
Normal Vaginal
pH Level
3.5 –
4.5
Water
pH Level 7
Semen/Blood
pH Level 7.1 –
8
pH Levels
Soap
pH Level 7 –
14
Acidic
Basic
Body
pH Level 5
Lead Asset: Amphora Vaginal Contraceptive Gel
5
4
1
2
3
5
6
7
8
9
10
11
12
13
0

•
L-lactic acid, citric acid, and potassium
bitartrate
•
Buffering properties keep the vaginal
environment in the pH acidic range
•
Maintains acidic vaginal environment,
preventing the survival of spermatozoa
•
The introduction of semen into the
vagina raises the pH above 6.0
•
Amphora maintains the natural
vaginal pH, inhibiting spermatozoa
•
Highly bioadhesive, forming a layer
over vaginal and cervical surfaces
Amphora: Attributes and Mechanism of Action

•
Single-arm, open label trial in 1,400 women age 18-35 at 112 U.S. sites
•
Enrollment completed in February 2018
•
5 gram dose of Amphora administered up to one hour before intercourse
•
Primary endpoint: contraceptive efficacy over seven cycles
•
Exploratory endpoint: sexual satisfaction
•
Top-line results expected late 2018
AMP-002: Confirmatory Phase 3 Trial
7
Enrollment
Confirmatory Phase 3 Trial
Anticipated
Top Line Results
Anticipated Approval & Launch
Anticipated
NDA Resubmission
2017
2018
2019
2020

Hormone-free
On-demand & woman-controlled
Easy to self-administer
Bioadhesive
No weight restrictions / BMI agnostic
Personal lubricant properties
Patent protection through 2033*
Amphora is Poised to Expand the Women’s Healthcare
(WHC) Market

*Patent pending

•
Greater than 80% of women, and their partners, rated their Amphora experiences as satisfying or extremely satisfying
•
Note –
more than half of respondents rated their experience as “extremely satisfied”
•
More than 4 out of 5 those who completed the study would recommend Amphora to a friend
•
80% of respondents indicated that they felt confident the contraceptive gel, if approved, would be effective in preventing pregnancy
User
Experience
Satisfaction
Survey
1
9
Source:
1. Survey commissioned with Integrated Insights Consulting: Data on file
–
Healthcare Provider, AMP002
“Study participants just like how easy it is to use. They don't have to do a lot of pre-
planning. It's as easy to use as a tampon. It's portable. Their boyfriends, husbands, whoever –
they like the lubricant aspect.”

16.5M Women in the U.S. Currently are Sexually Active but
do Nothing to Prevent Pregnancy

Source:
1. Derived from NCHS Data Brief No. 173_December 2014 and the 2016 US Census Bureau data.
Sexually active,
not using
contraception
16.5M
Rhythm Method
0.7M
Withdrawal
Method
1.9M
Condoms
6M
Amphora Targets in U.S. Women 15-44
(in Millions)
1

Amphora Consumer Segmentation: Market research supports a
shift in women’s attitudes towards a non-hormonal option
Life Stage
“Focused on School”
“Family Focused”
“Relationship
Focused”
“Focused on Career”
Age
26
35
28
45
Occupation
Law Student
Homemaker
Financial Analyst
Director of Global
Marketing
Relationship
Status
Single,
casual dater
Married,
1 toddler
Committed
relationship,
no children
Single, casual dater,
2 teens
Hormone
Attitude
Experienced
hormonal side effects
and inconsistent
pill user
Breast feeding and
is concerned about
hormones
Concerned about
hormones and
prefers to add
Amphora
Currently using
barrier method and
likes lubricating
properties
Nicole*
Jessica*
Amanda*
Laura*
Alternatives
Supplementers
11
Source:
Commissioned
Market
Research
–
Data
on
File.
*Not an actual study participant

Amphora Healthcare Providers Segmentation:
A more effective
way to predict future prescribing patterns
12
We believe the healthcare provider community applicable to Amphora breaks down as follows:
Segment A (31%)
Segment B (27%)
Segment C (13%)
Segment D (11%)
Segment E (9%)
Segment F (9%)
Name
Attentive Adrian
Traditional Terry
Surly Stanley
Joan of LARC
Mindful Marcia
Rooted Rose
Demographics
Gender 50/50,
physicians, more
likely single-
specialty
Older, more likely
male, lowest # mid-
levels in practice
Older, more likely
male
Younger,
more likely female,
more likely rural
Mid-Levels, more
likely female
Older, more likely
female
Attitude
Driver –
Patient
Satisfaction
Least likely to
believe patient
knows the best
option for herself
Least patient
oriented
Influenced by
colleagues
Most reliant on
KOLs and
guidelines for
treatment
High concern about
hormones and their
safety
Behavior
Average speed of
adoption
More conservative
about adoption
Late adopters
Highest
contraception
procedures (surgical
& non surgical)
Highest
contraceptive
usage
Slow adopter and
will like the idea of
Amphora

85
Sales
Representatives
cover
~96%
of
Deciles
6-10
oral
contraceptive
prescriptions
1
•
Optimize deciles 6-10 OB/GYN coverage
at the prescribed reach and frequency
•
98% of total prescriptions of the top
10K writers in the oral contraceptive
marketplace
come
from
OB/GYNs
2
•
Expected salesforce cost $15-20M
annually
•
Affordable Care Act (ACA)
•
Under the federal mandate,
Amphora
is expected to be classified
as a new class of prescription
contraception allowing for it to be
covered at $0 copay and $0
deductible for a majority of women
Sources:
1. Quintiles –
March 18, 2016: Evofem_Target_Universe_PCP+OBGYN_10USC_4Feb2016.xlsx
2. IMS Nov’15 Prescription Data
Direct Sales Opportunity

Precise Targeting thru Direct-to-Consumer Digital Marketing

Strategy
•
Initiate direct-to-consumer (DTC) 6-9 months post launch
•
Shape the Amphora market by creating awareness and excitement among women who need and desire non-hormonal contraception
•
Annual DTC Budget ~$25-30M
Paid
Search
Paid
Ads
Paid
Digital
Related
Blogs
Contextually
Relevant
Articles
Search
Engine
Marketing
amphora.com Consumer
Website
SEARCH
Digital
Booklet
“I am unhappy,
currently sexually
active, and not
using any forms
of birth control.
I
have tried many
different options.
What else is left?
“
Sponsored
Events
Facebook
Page
DOCTOR
VISIT
“My patient
came
in unhappy
with
the hormonal side
effects she has
been experiencing
and cannot
remember to take
her pill daily. She
is inquiring about
non-hormonal
options.”

Pipeline: Targeting Unmet Needs in Women’s Healthcare

Sources:
1.
Guttmacher Institute. Contraceptive Use in the United States. Available at: https://www.guttmacher.org/article/2017/10/contraceptive-method-use-united-
states-trends-and-characteristics-between-2008-2012. Accessed 01 April 2018.
2.
CDC 2016 Sexually Transmitted Disease Surveillance Report.
3.
Multipurpose prevention technologies (MPTs) have a combination of contraceptive, microbicidal and/or anti-sexually transmitted infection (STI) properties to prevent pregnancy, HIV and/or STIs.
4.
The Prevalence of Bacterial Vaginosis in the United States, 2001–2004; Associations With Symptoms, Sexual Behaviors, and Reproductive Health.
5.
While we have received a QIDP designation, we may be required to reapply should we alter the formulation of this product candidate.

Source:
1. CDC 2016 Sexually Transmitted Disease Surveillance Report
•
1.6M
new
cases
of
chlamydia
in
2016
in
U.S.
1
•
Phase 2b trial –
enrollment ongoing
•
Double-blinded,
placebo-controlled
efficacy
trial
at
up
to
50
U.S.
sites
•
844 women, 18-45 years old, with chlamydia infection in past four months
•
Four-month interventional period + one-month follow-up
•
Primary endpoint: prevention of chlamydia trachomatis in women
•
Exploratory endpoint: sexual satisfaction
•
Fast Track designation for prevention of urogenital chlamydia in women
•
The additional protection from chlamydia will make Amphora an even more appealing addition to a woman’s current contraceptive method
Amphora Label Expansion Opportunity:
Prevention of Chlamydia

•
BV is caused by an imbalance of a woman’s vaginal bacteria
•
Symptoms include unpleasant odor and abnormal vaginal discharge
•
BV
has
up
to
58%
recurrence
rate
1
•
Phase 1 dose-finding study completed
•
pH levels maintained to seven days
•
FDA
designated
QIDP
for
BV
2
•
Eligible for FDA’s Fast Track
•
Adds five years market exclusivity for BV indication
Pipeline Development:
Prevention of Recurrent Bacterial Vaginosis (BV)
17
Sources:
1.
Bradshaw CS et al., High Recurrence Rates of Bacterial Vaginosis over the Course of 12 Months after Oral Metronidazole Therapy and Factors
Associated with Recurrence. The Journal of Infectious Diseases 193:1478-86 (2006).
2.
While we have received a QIDP designation, we may be required to reapply should we alter the formulation of this product candidate.

Ticker
NASDAQ: EVFM
Shares outstanding
(as of 07/30/2018)
25.8M
Common stock warrants
outstanding:
Merger-related
May 2018 offering
2.0M @ $8.35
1.7M @ $7.50
Unrestricted Cash
(as of 6/30/2018)
$22.8M
Key Stock Data

Initiate Phase 2b Amphora STI trial (first patient in)
Dec 2017
FDA grants Fast Track designation to Amphora for the
prevention of urogenital chlamydia in women
Feb 2018
Complete enrollment in Phase 3 Amphora contraceptive trial
Feb 2018
Last patient last visit in Phase 3 Amphora contraceptive trial
Fall 2018
Expected top-line results from Phase 3 Amphora
contraceptive trial
Late 2018
Resubmit Amphora NDA for contraception
1H 2019
Anticipated FDA action on Amphora NDA for contraception
Q4 2019
Launch Amphora for contraception
Q1 2020
Multiple Near-Term Catalysts

Evofem Biosciences Highlights

*Patent pending
Innovation
Expertise
Unmet Need
Measurement
Analytics
Pipeline
Exclusivity
Amphora is first in class, non-hormonal, on-demand
•
Commercial launch anticipated January 2020
World class executive leadership team
16.5M women feel the trade-off avoiding hormones is worth the increased risk of pregnancy
Segmentation allows for precision in marketing messaging and sales force target customers
Near term catalysts:
•
Phase 3 confirmatory study, last patient out expected in the Fall 2018
•
Topline results expected late 2018
•
Expected NDA submission 1H 2019
Lifecycle management: prevention of chlamydia
Additional product candidate: prevention of recurrent bacterial vaginosis
IP through 2033*